SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 13(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  December 15, 1998




                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                   1-14076                  22-3270045
  (State or other jurisdiction      (Commission              (I.R.S. Employer
         of incorporation)          File Number)          Identification Number)




    3A Oak Road, Fairfield, New Jersey                           07004
 (Address of principal executive offices)                     (Zip Code)




                                 (973) 808-1992
              (Registrant's telephone number, including area code)

     Statements contained in this Current Report on Form 8-K that are not based upon historical fact are "forward- looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements included in this Form 8-K involve known and unknown risks, uncertainties and other factors which could cause actual results, performance (financial or operating) or achievements expressed or implied by such forward looking statements not to occur or be realized. Such forward looking statements generally are based upon the best estimates by Software Publishing Corporation Holdings, Inc. (the "Company") of future results, performance or achievement, based upon current conditions and the most recent results of operations. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms.

     The Company acquired three operating software companies in 1996 and conducted a restructuring of its management and operations in late 1997 and early 1998 with the expectation that such transactions and restructuring will result in long-term strategic benefits. While the Company has substantially implemented its integration and restructuring plans, there can be no assurance that the expected long-term strategic benefits of the acquisitions and restructuring will be realized. Additional potential risks and uncertainties include, among other things, such factors as the overall level of business and consumer spending for computer software, the market acceptance and amount of sales of the Company's products, the extent that the Company's direct mail programs achieve satisfactory response rates, the efficiency of the Company's telemarketing operations, the competitive environment within the computer software and direct mail industries, the Company's ability to raise additional capital, the ability of the Company to continue to implement its reorganization plan efficiently and achieve the anticipated results therefrom, the cost-effectiveness of the Company's product development activities, the extent to which the Company is successful in developing, acquiring or licensing successful products, and other factors and information disclosed and discussed in this "Item 5. Other Events" and in other sections of this Form 8-K. Readers of this Form 8-K should carefully consider such risks, uncertainties and other information, disclosures and discussions which contain cautionary statements identifying important factors that could cause actual results to differ materially from those provided in the forward looking statements.

Item 5.   Other Events.

     In October 1998, a Nasdaq Listing Qualifications Panel (the "Panel") of The Nasdaq Stock Market, Inc. ("Nasdaq") determined to continue the listing of the common stock, par value $.001 per share (the "Common Stock") of the Company on The Nasdaq SmallCap Market, subject to the condition that the Company make a public filing with the Securities and Exchange Commission and Nasdaq on or prior to December 15, 1998, indicating net tangible assets (including acquired software costs) of not less than $3,500,000 as of October 31, 1998, adjusted on a pro forma basis for any significant events or transactions occurring on or before the filing date. The Company had $2,486,205 of net tangible assets (including acquired software costs) as of September 30, 1998. The Panel has also imposed on the Company the requirement that the bid price for the Company's Common Stock meet or exceed $1.00 per share on or prior to January 21, 1999, and thereafter have a closing bid price of $1.00 or more per share for a minimum of ten consecutive trading days. Until such time as Nasdaq determines that the Company meets such Panel's net tangible asset and bid price requirements, the Nasdaq symbol for the Company's Common Stock will be SPCOC.

     This Current Report on Form 8-K is being filed solely to demonstrate the Company's compliance with the Panel's requirement that the Company make a public filing with the Securities and Exchange Commission and Nasdaq evidencing a minimum of $3,500,000 in net tangible assets. The following unaudited balance sheet as of October 31, 1998 and the pro forma information set forth below have been prepared solely for this purpose and should not be relied on for any other purpose, including, without limitation, any evaluation of the Company's results of operations for the fiscal quarter or fiscal year ended December 31, 1998 or the Company's financial condition as of December 31, 1998. No assurance can be given that the Company's results of operations for the periods ending and financial condition at December 31, 1998 will not differ from that indicated herein for the period ended October 31, 1998.

     On December 11, 1998, pursuant to a private placement (the "Private Placement") conducted in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Company sold an aggregate 243,604 shares of Common Stock, to a total of six investors for aggregate proceeds of $161,996.66. In connection with the Private Placement, the Company incurred sales commissions and other expenses aggregating approximately $30,000.

     On December 15, 1998, the Company purchased an aggregate of 120,000 freely tradeable shares (the "X-ceed Shares") of the common stock, par value $.01 per share (the "X-ceed Common Stock"), of X-ceed, Inc., from one entity, in exchange for the Company's issuance of an aggregate of 930 shares (the "Preferred Shares") of the Class A 14% Cumulative Non-Convertible Redeemable Preferred Stock, Series A, par value $.001 per share (the "Preferred Stock"), of the Company. The Certificate of Designations with respect to the Preferred Stock, which was filed with the Secretary of State of the State of Delaware on December 15, 1998, authorizes a class of 1,500 shares of Preferred Stock. Holders of shares of Preferred Stock will be entitled to (a) cumulative dividends of $140 per share per annum, payable semi-annually on June 30 and December 31 of each calendar year, commencing on June 30, 1999, (b) a liquidation preference of $1,000 per share and (c) the right to elect one director in the event the Corporation fails to tender in full three consecutive semi-annual dividend payments. In addition, the Company has the right to redeem the Preferred Stock, in part or whole, at any time, upon payment of $1,300 per share of Preferred Stock. The X-ceed Common Stock is listed and traded on The Nasdaq SmallCap
Market and the closing per share sale price of the X-ceed Common Stock on December 14, 1998 was $7-3/4. Accordingly, the X-ceed Shares are included on the Company's pro forma balance sheet set forth below as marketable securities, valued at $930,000.

     On December 15, 1998, the Company also sold (the "Common Stock Sales"), in accordance with Regulation D promulgated under the Securities Act, an aggregate of 840,000 shares of Common Stock to a total of four investors for aggregate proceeds of $336,000. In connection with the Common Stock Sales, the Company incurred expenses of approximately $5,000.

         SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

     Set forth below are unaudited historical condensed consolidated balance sheets of the Company as of October 31, 1998 and pro forma to give effect to the following significant events: (a) the value of the X-ceed Shares and Preferred Shares, (b) the net proceeds received by the Company in connection with the Private Placement and (c) the net proceeds received by the Company in connection with the Common Stock Sales, each as set forth in the accompanying note. The unaudited balance sheets and pro forma information do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The unaudited balance sheets and pro forma information should be read in conjunction with the Company's financial statements and accompanying notes included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997 and Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998. Operating results for the period ended October 31, 1998 are not necessarily indicative of the results that may be expected for the fiscal quarter or fiscal year ending December 31, 1998.

                                                               October 31, 1998
                                                                   (unaudited)
                                                       ________________________________
                                                            Actual           Pro Forma
                                                       _____________       ____________
                                                                              (Note 1)
                              ASSETS
Current assets:
 Cash and cash equivalents . . . . . . . . . . .       $   1,746,800       $  2,209,800
 Restricted cash . . . . . . . . . . . . . . . .             100,000            100,000
 Marketable securities . . . . . . . . . . . . .                  --            930,000
 Accounts receivable, net. . . . . . . . . . . .           1,673,689          1,673,689
 Inventories . . . . . . . . . . . . . . . . . .             589,410            589,410
 Prepaid expenses and other current assets . . .             395,357            395,357
                                                       ______________      _____________
      Total current assets . . . . . . . . . . .           4,505,256          5,898,256
Property and equipment, net. . . . . . . . . . .             375,171            375,171
Acquired software, net . . . . . . . . . . . . .           2,528,139          2,528,139
Goodwill, net. . . . . . . . . . . . . . . . . .             206,104            206,104
Restricted cash. . . . . . . . . . . . . . . . .             200,000            200,000
Other assets . . . . . . . . . . . . . . . . . .             123,071            123,071
                                                       ______________      _____________
      Total assets . . . . . . . . . . . . . . .       $   7,937,741       $  9,330,741
                                                       ==============      =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable. . . . . . . . . . . . . . . .       $   3,316,154       $  3,316,154
 Accrued liabilities . . . . . . . . . . . . . .           1,970,908          1,970,908
 Current portion of long-term debt . . . . . . .             106,092          106,092
                                                       ______________      _____________
      Total current liabilities. . . . . . . . .           5,393,154          5,393,154
Long-term debt, less current maturities. . . . .             140,677            140,677
                                                       ______________      _____________
      Total liabilities. . . . . . . . . . . . .           5,533,831          5,533,831
                                                       ______________      _____________


Commitments and contingencies. . . . . . . . . .                  --                 --
Stockholders' equity:
 Serial Preferred Stock, authorized 1,939,480
   shares, none issued and outstanding . . . . .                  --                 --
 ClassA Preferred  Stock,  par value $.001 per
   share,  authorized  1,500 shares, issued no
   shares (actual) and 930 shares (pro forma)
   at October 31, 1998 . . . . . . . . . . . . .                  --            930,000
 Common stock, par value $.001 per share,
   authorized 30,000,000 shares, issued
   3,970,049 (actual) and 5,053,653 shares
   (pro forma) at October 31, 1998 . . . . . . .               3,970              5,054
Additional paid-in capital . . . . . . . . . . .          44,290,458         44,752,374
Accumulated deficit. . . . . . . . . . . . . . .         (41,880,123)       (41,880,123)
                                                       ______________      _____________
                                                           2,414,305          3,807,305
Less treasury shares (3,095 at October 31,
   1998), at cost. . . . . . . . . . . . . . . .             (10,395)           (10,395)
                                                       ______________      _____________
     Total stockholders' equity. . . . . . . . .           2,403,910          3,796,910
                                                       ______________      _____________
     Total liabilities and stockholders' equity        $   7,937,741       $  9,330,741
                                                       ==============      =============
---------

(1) Pro forma adjustments include giving effect to the (a) purchase on December 15, 1998 by the Company of 120,000 shares of X-ceed and the payment therefor by the issuance of 930 shares of Preferred Stock, (b) the net proceeds of approximately $132,000 from the Private Placement and (c) the net proceeds of approximately $331,000 from the Common Stock Sales.

Item 7.   Financial Statements and Exhibits.

                    (a)       Financial  statements  of business  acquired.
                              Not applicable.

                    (b)       Pro forma financial information.
                              Not applicable.

                    (c)       Exhibits.
                              Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number     Description
3.1 Composite of Certificate of Incorporation of the Company, as amended to date.
10.1       Form of Subscription Agreement utilized in the Private Placement.
10.2 Stock Exchange Agreement, dated December 15, 1998, between the Company and Seafish Partners.
10.3       Form of Subscription Agreement utilized in the Common Stock Sales.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 15, 1998

                                            SOFTWARE PUBLISHING
                                            CORPORATION HOLDINGS, INC.


                                            By: /s/ Mark E. Leininger
                                                Mark E. Leininger, President
                                                (Principal Executive Officer)

                                  EXHIBIT INDEX


Exhibit
Number     Description
3.1 Composite of Certificate of Incorporation of the Company, as amended to date.
10.1       Form of Subscription Agreement utilized in the Private Placement.
10.2 Stock Exchange Agreement, dated December 15, 1998, between the Company and Seafish Partners.
10.3       Form of Subscription Agreement utilized in the Common Stock Sales.